                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                          F O R M  8-K

                         CURRENT REPORT



                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 26, 1999


                      BANKERS TRUST CORPORATION
     (Exact name of registrant as specified in its charter)



                               NEW YORK
         (State or other jurisdiction of incorporation)



        1-5920                         13-6180473
 (Commission file number)            (IRS employer identification no.)



    130 LIBERTY STREET, NEW YORK, NEW YORK           10006
   (Address of principal executive offices)        (Zip code)



Registrant's telephone number, including area code (212) 250-2500

Item 5. Other Events

A) On April 26, 1999, Bankers Trust Corporation (the "Registrant") released financial information with respect to the quarter ended March 31, 1999. This Current Report on Form 8-K files the Press Release which contains certain financial information to be incorporated into currently effective registration statements filed by the Registrant with the Securities and Exchange Commission under the Securities Act of 1933, as amended. Such financial information contained in the Registrant's Press Release dated April 26, 1999, is described below and is incorporated herein by reference.

       1. Review of certain financial information.

       2. The unaudited consolidated financial position of Bankers Trust Corporation and its subsidiaries at March 31, 1999 and March 31, 1998 and the audited consolidated financial position at December 31, 1998 and its unaudited condensed consolidated results of operations for each of the three-month periods ended March 31, 1999, December 31, 1998 and March 31, 1998.

     In the opinion of the Registrant's management, all material adjustments necessary for a fair presentation of the Corporation's consolidated financial position at March 31, 1999, December 31, 1998 and March 31, 1998 and its condensed consolidated results of operations for the three-month periods ended March 31, 1999, December 31, 1998 and March 31, 1998 have been made. All such adjustments were of a normal recurring nature. The results of operations for the three-month period ended March 31, 1999 is not necessarily indicative of operations for the full year or any other interim period.

B) The following schedule was distributed to analysts in conjunction with an Analyst/Investor conference call on April 26, 1999:

          - Preliminary Emerging Markets Cross Border Exposures at March 31, 1999 is contained in Exhibit 99.2

C)   FORWARD-LOOKING STATEMENTS

     Certain sections of this report contain forward-looking statements and can be identified by the use of such words as "anticipates," "expects," and "estimates," and similar expressions. These statements are subject to certain risks and uncertainties. These risks and uncertainties could cause actual results to differ materially from the current statements. See also "Important Factors Relating to Forward-Looking Statements" contained in the Corporation's Annual Report.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          (99.1) Earnings Press Release of the Registrant dated April 26, 1999.

          (99.2) Preliminary Emerging Markets Cross Border Exposures at March 31, 1999

                           SIGNATURES




          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                               BANKERS TRUST CORPORATION



                         By /s/ DAVID C. FISHER
                                DAVID C. FISHER
                                Controller and Principal
                                Accounting Officer




April 26, 1999

                    BANKERS TRUST CORPORATION

                  FORM 8-K DATED APRIL 26, 1999

                          EXHIBIT INDEX



Exhibit
Number                     Description of Exhibit

(99.1)         Earnings Press Release of the Registrant dated
               April 26, 1999.

(99.2) Preliminary Emerging Markets Cross Border Exposures at March 31, 1999